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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): December 2, 2003



                       FINANCIAL ASSET SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement, dated on or about November 1, 2003, providing for the issuance of the Financial Asset Securities Corp. C-BASS Mortgage Loan
                 Asset-Backed Certificates, Series 2003-CB6)

                       FINANCIAL ASSET SECURITIES CORP.
                 --------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                        333-99463-01             13-3172275
----------------------------        -------------        --------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
           of Incorporation)        File Number)        Identification No.)


600 Steamboat Road
Greenwich, Connecticut                             06830
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(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 625-2700.
                                                   ---------------

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Item 5.  Other Events and Required FD Disclosure.
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Filing of Marketing Materials
-----------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Financial Asset Securities Corp. C-BASS Mortgage Loan Asset-Backed Certificates.

         In connection with the offering of C-BASS Mortgage Loan Asset-Backed Certificates, Greenwich Capital Markets, Inc. ("Greenwich"), as an underwriter of the Certificates, has prepared certain materials for distribution to their potential investors including "Structural Term Sheets," "Collateral Term Sheets" and "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (collectively the "Marketing Materials"). Although the Company provided Greenwich with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Marketing Materials.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1 Marketing Materials prepared by Greenwich Capital Markets, Inc. filed on Form SE dated December 3, 2003


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FINANCIAL ASSET SECURITIES CORP.




                                 By:  /s/ James Raezer
                                      ----------------------------
                                      Name:   James Raezer
                                      Title:  Senior Vice President



Dated:  December 3, 2003



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Exhibit Index
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Exhibit                                                                    Page
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99.1      Marketing Materials prepared by Greenwich Capital Markets, Inc.    6
          filed on Form SE dated December 3, 2003.

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                                 EXHIBIT 99.1



       Marketing Materials prepared by Greenwich Capital Markets, Inc.
                   filed on Form SE dated December 3, 2003.